August 11, 1994




Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


Re:     Carlyle Real Estate Limited Partnership - XIII
        Commission File No. 0-12791
        Form 8-K



Gentlemen:

Transmitted, for the above-captioned registrant, is the electronically filed executed copy of registrant's current report on Form 8-K dated August 11, 1994.

Thank you.



Very truly yours,

CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIII

By:     JMB Realty Corporation
        Corporate General Partner



        By: C. SCOTT NELSON
            ________________________________
            C. Scott Nelson, Vice President
            Accounting Officer


CSN:jo

Enclosures



                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549




                              FORM 8-K



                           CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):  June 30, 1994




           CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIII
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)




     Illinois                  0-12791               36-3102608
- - -------------------        --------------       --------------------
(State or other)             (Commission        (IRS Employer
 Jurisdiction of            File Number)         Identification No.)
 Organization



        900 N. Michigan Avenue, Chicago, Illinois  60611-1575
        -----------------------------------------------------
               (Address of principal executive office)




Registrant's telephone number, including area code:  (312) 915-1987
 -------------------------------------------------------------------
                        EASTRIDGE APARTMENTS

                          TUCSON, ARIZONA
                      -------------------------



ITEM 5. OTHER EVENTS. On June 30, 1994, Eastridge Associates Limited Partnership ("Eastridge") sold the land, related improvements, and personal property of the Eastridge apartments located in Tucson, Arizona. Eastridge is a Delaware Limited Partnership that consists of Carlyle Real Estate Limited Partnership - XIII (the "Partnership") and an affiliate of the Partnership (in which the Partnership has a 99.9% interest). The Purchaser, CPT Arizona, a Delaware Corporation, is not affiliated with the Partnership or its General Partners and the sale price was determined by arm's-length negotiations. The apartment complex consists of 456 units and was approximately 95% leased at the time of sale.

     The sale price of the land, related improvements and personal property was $12,000,000 (before closing costs and prorations) which was paid in cash at closing.

     The Partnership agreement provides that generally the Limited Partners shall receive 99% of the proceeds (net after expenses and retained working capital) from the sale or refinancing of real property by the Partnership and the General Partners shall receive 1% of such net proceeds until the Limited Partners (i) first have received cash distributions of net sale or refinancing proceeds in an amount equal to the Limited Partners' aggregate initial capital investment in the Partnership, and (ii) then have received cumulative cash distributions of net sale or refinancing proceeds pursuant to this clause (ii) which, when combined with previous distributions of net cash receipts from operations, equals a 6% annual return on the Limited Partners' current capital investment for each year (their initial capital investment as reduced by net sale or refinancing proceeds previously distributed). The Limited Partners have not yet received cash distributions of net sale or refinancing proceeds in an amount equal to their initial capital investment in the Partnership.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements.  Not applicable.
        (b) Proforma financial information.  Not applicable.
        (c) Exhibits.

            1. Purchase and Sale Agreement between Eastridge Associates Limited Partnership and CPT Arizona, Inc. dated May 9, 1994, and Exhibits thereto.
                             SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIII

                           By:  JMB Realty Corporation
                                Corporate General Partner




                                By:   C. SCOTT NELSON
                                      ---------------------------------
                                      --
                                      C. Scott Nelson, Vice President
                                      Accounting Officer






Dated:  August 11, 1994